LCAM STRATEGIC INCOME FUND (LCMSX)

LCAM Strategic Income Fund (LCMSX) Summary Prospectus March 16, 2026

Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.loopcapitalfunds.com. You can also get this information at no cost by calling 1-833-974-5846. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated March 16, 2026.

Investment Objective

The investment objective of the LCAM Strategic Income Fund (the “Fund”) is total return, comprised of current income with the potential for principal appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution Fees	0.00%
Other Expenses[1]	0.63%
Acquired Fund Fees and Expenses[2]	0.00%
Total Annual Fund Operating Expenses	1.23%
Fee Waivers and/or Reimbursements[3]	(0.73)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.50%
1	Other Expenses are estimated for the Fund’s initial fiscal year.
2	Acquired Fund Fees and Expenses (“AFFE”), which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
3	Loop Capital Asset Management - TCH, LLC (the “Adviser” or “LCAM”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a future plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.50% of the Fund’s average daily net assets through at least March 16, 2027. This contractual agreement may not be terminated prior to this date except by the Board of Trustees upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the Fund’s operating expenses remain the same. The example reflects the net operating expenses with the fee waiver/expense reimbursement through the current term of the operating expense limitation agreement, which is March 16, 2026. Although your actual costs may be different, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 51	$ 318	$ 605	$ 1,424

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs,

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Summary Prospectus March 16, 2026

which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

The Fund invests in a diversified portfolio of fixed income securities across a range of geographies, asset classes, and credit instruments to capture global credit risk premiums and minimize the costs of credit downgrades and defaults. The Fund aims to optimize and manage risk dynamically by diversifying exposures across instruments following a strict relative value discipline.

The initial investment universe includes, but is not limited to, corporate bonds, U.S. government and agency securities, loans, structured products, emerging market debt, convertible securities, private placements, and other types of income-producing instruments. To achieve its risk-return objectives and manage periods of volatility, the Fund may use certain derivative strategies, such as interest rate futures or credit default swaps. The Fund may also hedge currency exposure using forward contracts, swaps, and/or futures contracts when appropriate.

The Fund may invest in securities of any maturity and credit quality, including those with credit quality below investment grade (commonly referred to as “junk bonds”). The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group or, if unrated, deemed to be of comparable quality by the Adviser. The Fund may invest in foreign and emerging market securities. An “emerging market” country includes any country that is (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Fund’s strategy is formulated to integrate the Adviser’s global views with the best bottom up ideas. The Adviser employs a disciplined, research-driven investment process that combines a top-down, bottom-up analysis. The top-down framework incorporates a proprietary methodology designed to assess global economic conditions, identify market inflection points, and guide dynamic asset allocation across sectors and regions. The bottom-up process is rooted in deep fundamental analysis and a proprietary methodology that evaluates issuer quality, relative value, maturity, duration, interest rate, and forward-looking risk/reward characteristics.

The investment process emphasizes relative value and high conviction ideas with a focus on identifying mispriced securities and sectors that offer compelling risk-adjusted return potential. The Fund’s portfolio is actively managed to adapt to changing market conditions, with allocations flexibly adjusted to reflect evolving macroeconomic trends, credit fundamentals, and valuation dynamics.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Active Management Risk. The strategy used by the Adviser may fail to produce the intended results or the Adviser’s judgments about an investment may prove to be incorrect, which could adversely impact the Fund’s performance.
•	Bank Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
•	Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Fixed income securities also involve other risks such as credit risk, duration risk, extension risk, and prepayment risk.
•	Below Investment Grade Securities Risk. The Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). High yield bonds are considered to be speculative in nature with respect to an issuer’s ability to pay interest and principal. These bonds have a greater degree of default risk than higher-rated bonds.
•	Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
•	Convertible Securities Risk. Convertible securities are hybrid instruments that have characteristics of both bonds and common stocks and are subject to debt security risks and conversion value-related equity risks.
•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative

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Summary Prospectus March 16, 2026

transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

•	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Foreign Currency Risk. The Fund may hold investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.
•	Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S companies.
•	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.
•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.
•	MBS and ABS Risk. MBS and ABS represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. MBS and ABS are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS.
•	New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•	Portfolio Turnover Risk. A high portfolio turnover rate may result in higher costs, which may have a negative impact on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
•	Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Fund, resulting in an adverse impact on remaining shareholders in the Fund by causing the Fund to take actions it would not otherwise have taken.
•	Sector Focus Risk. To the extent the Fund focuses in a specific sector or group of sectors or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such sectors or investments than a fund that invests in a wider variety of sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such sectors.
•	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

Performance

Performance information will be available after the Fund completes a full calendar year of operations.

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Summary Prospectus March 16, 2026

Portfolio Management

Investment Adviser
Loop Capital Asset Management - TCH, LLC (the “Adviser” or “LCAM”)

Portfolio Managers – The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund (since the commencement of operations):

• Scott Kimball, CFA – Managing Director and Chief Investment Officer of the Adviser

• Timothy Alt, CFA, CMT – Managing Director of the Adviser

• Maria Egee – Senior Vice President of the Adviser

• Andre Villarreal, CFA – Senior Vice President of the Adviser

• Ronald Salinas, CFA – Senior Vice President of the Adviser

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sale Orders
$1,000,000 By Mail: LCAM Strategic Income Fund	c/o: Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246

Minimum Additional Investment

$0 By Phone: 1-833- 974-5846

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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